Exhibit 10.25

PLEDGE AND SECURITY AGREEMENT

This Pledge and Security Agreement (“Agreement”) is made as of the 22nd day of July, 2011, by Mesa Energy, Inc., a Nevada corporation (“Pledgor”), in favor of The F&M Bank & Trust Company, an Oklahoma state bank (“Lender”), as security for the Indebtedness of Pledgor to Lender.  Pledgor hereby agrees with Lender as follows:

1.           Definitions.  As used in this Agreement, the following terms shall have the meanings indicated below:

(a)           The term “Code” shall mean the Uniform Commercial Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

(b)           The term “Collateral” shall mean all property specifically described on Schedule A attached hereto and made a part hereof.

(c)           The term “Indebtedness” shall mean (i)  all indebtedness of Pledgor represented by the Notes; (ii) all other indebtedness and liabilities of all kinds of Pledgor to Lender, now existing or hereafter arising under the Loan Agreement, whether fixed or contingent, joint and/or several, direct or indirect, primary or secondary, and regardless of how created or evidenced; (iii) all sums advanced or costs or and expenses incurred by Lender which are made or incurred pursuant to or allowed by, the terms of the Loan Agreement or this Agreement, plus interest at the maximum rate allowed by applicable law; and (iv) all renewals and extensions of the above.

(d)           The term “Lender” shall mean The F&M Bank & Trust Company, its successors and assigns, including without limitation, any party to whom it, or its successors or assigns, may assign its rights and interests under this Agreement.

(e)           The term “Loan Agreement” means a loan agreement of even date, executed by Pledgor, Lender, and the Guarantors named therein, as amended.

(f)           The terms “Loan Documents” and “Notes” have the meanings set forth in the Loan Agreement.

All words and phrases used herein which are expressly defined in Section 1.201, Chapter 8 or Chapter 9 of the Code shall have the meaning provided for therein.  Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201, Chapter 8 or Chapter 9 of the Code. All other capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

2.           Security Interest.  As security for the Indebtedness, Pledgor, for value received, hereby grants to Lender a continuing security interest in the Collateral.

3.           Voting Rights.  As long as no Event of Default shall have occurred hereunder, any voting rights incident to any stock or other securities pledged as Collateral may be exercised by Pledgor; provided, however, that Pledgor will not exercise, or cause to be exercised, any such voting rights, without the prior written consent of Lender, if the direct or indirect effect of such vote will result in an Event of Default hereunder.

4.           Maintenance of Collateral.  Other than the exercise of reasonable care to assure the safe custody of any Collateral in Lender’s possession from time to time, Lender does not have any obligation, duty or responsibility with respect to the Collateral.  Without limiting the generality of the foregoing, Lender shall not have any obligation, duty or responsibility to do any of the following:  (a)  ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or inform Pledgor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Pledgor makes written demand to Lender to do so, (ii) such written demand is received by Lender in sufficient time to permit Lender to take the action demanded in the ordinary course of its business, and (iii) Pledgor provides additional collateral, acceptable to Lender in its sole discretion; (c) collect any amounts payable in respect of the Collateral (Lender being liable to account to Pledgor only for what Lender may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Pledgor makes written demand upon Lender to sell the Collateral, and (ii) Pledgor provides additional collateral, acceptable to Lender in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than Pledgor.

5.           Representations and Warranties.  Pledgor hereby represents and warrants the following to Lender:

(a)           Due Authorization.  The execution, delivery and performance of this Agreement and all of the other Loan Documents by Pledgor have been duly authorized by all necessary company action of Pledgor.

(b)           Enforceability.  This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Pledgor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and except to the extent specific remedies may generally be limited by equitable principles.

(c)           Ownership and Liens.  Pledgor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement.  No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral.  Pledgor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Lender or the Subordinate Lender.

(d)           No Conflicts or Consents.  Neither the ownership, the intended use of the Collateral by Pledgor, the grant of the security interest by Pledgor to Lender herein nor the exercise by Lender of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the certificate of formation or company agreement of Pledgor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Pledgor or otherwise affecting the Collateral, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Pledgor or of any person except as may be expressly contemplated in the Loan Documents.  Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Pledgor of the security interest herein or the exercise by Lender of its rights and remedies hereunder.

(e)           Security Interest.  Pledgor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Lender in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance, except for the security interest securing the Subordinate Indebtedness.  This Agreement creates a legal, valid and binding security interest in favor of Lender in the Collateral.

(f)           Location.  Pledgor’s residence or chief executive office, as the case may be, and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof.

(g)           Solvency of Pledgor.  As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Pledgor at the time of the execution of this Agreement, (i) Pledgor is and will be solvent, (ii) the fair saleable value of Pledgor’s assets exceeds and will continue to exceed Pledgor’s liabilities (both fixed and contingent), (iii) Pledgor is paying and will continue to be able to pay its debts as they mature, and (iv) if Pledgor is not an individual, Pledgor has and will have sufficient capital to carry on Pledgor’s businesses and all businesses in which Pledgor is about to engage.

(h)           Securities.  Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered.  All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Pledgor or the issuer thereof is bound.  No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral, except as has been disclosed to Lender in writing.  To the best of Pledgor’s knowledge, no issuer of such securities (other than securities of a class which are publicly traded) has any outstanding stock rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding entitling any party to have issued to such party capital stock of such issuer, except as has been disclosed to Lender in writing.

6.           Affirmative Covenants.  Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Lender shall otherwise consent in writing.

(a)           Ownership and Liens.  Pledgor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances securing the Subordinate Indebtedness.  Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral.  Pledgor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Lender or the Subordinate Lender.  Pledgor will defend at its expense Lender’s right, title and security interest in and to the Collateral against the claims of any third party.

(b)           Inspection of Books and Records.  Pledgor will keep adequate records concerning the Collateral and will permit Lender and all representatives and agents appointed by Lender to inspect Pledgor’s books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

(c)           Adverse Claim.  Pledgor covenants and agrees to promptly notify Lender of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Pledgor’s expense, defend Lender’s security interest in the Collateral against the claims of any third party.  Pledgor also covenants and agrees to promptly deliver to Lender a copy of all written notices received by Pledgor with respect to the Collateral, including without limitation, notices received from the issuer of any securities pledged hereunder as Collateral.

(d)           Delivery of Instruments and/or Certificates. Contemporaneously herewith, Pledgor covenants and agrees to deliver to Lender any certificates, documents or instruments representing or evidencing the Collateral, with Pledgor’s endorsement thereon and/or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Lender, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Lender.

(e)           Financing Statements.  Pledgor hereby authorizes Lender to authenticate and file all financing statements or amendments to financing statement in such offices and places and at such times and as often as may be, in the judgment of Lender, necessary to preserve, protect, and renew the security interests herein created in the Collateral.

(f)           Further Assurances.  Pledgor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Lender may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Lender to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation:  (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Lender; (C) cooperating with Lender in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Lender’s security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Lender, in form and substance satisfactory to Lender; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Lender, in form and substance satisfactory to Lender.  If all or any part of the Collateral is securities issued by an agency or department of the United States, Pledgor covenants and agrees, at Lender’s request, to cooperate in registering such securities in Lender’s name or with Lender’s account maintained with a Federal Reserve Bank.  When applicable law provides more than one method of perfection of Lender’s security interest in the Collateral, Lender may choose the method(s) to be used.

7.           Negative Covenants.  Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective, unless Lender shall otherwise consent in writing.

(a)           Transfer or Encumbrance.  Pledgor will not (i) sell, assign (by operation of law or otherwise) or transfer Pledgor’s rights in any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Lender, except those securing the Subordinate Indebtedness, or (iii) deliver actual or constructive possession of any certificate, instrument or document evidencing and/or representing any of the Collateral to any party other than Lender.

(b)           Impairment of Security Interest.  Pledgor will not take or fail to take any action which would in any manner impair the value or enforceability of Lender’s security interest in any Collateral.

(c)           Dilution of Ownership.  As to any securities pledged as Collateral (other than securities of a class which are publicly traded), Pledgor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer (unless immediately upon issuance additional securities are pledged and delivered to Lender pursuant to the terms hereof to the extent necessary to give Lender a security interest after such issuance in at least the same percentage of such issuer’s outstanding securities as Lender had before such issuance), (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities.

(d)           Restrictions on Securities.  Pledgor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Lender.

8.           Rights of Lender.  Lender shall have the rights contained in this Section at all times during the period of time this Agreement is effective.

(a)           Power of Attorney.  Pledgor hereby irrevocably appoints Lender as Pledgor’s attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to take any action and to execute any instrument which Lender may from time to time in Lender’s discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation, the following action:  (i) transfer any securities, instruments, documents or certificates pledged as Collateral in the name of Lender or its nominee; (ii) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness; (iii) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Lender may deem necessary or appropriate; (iv) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities pledged as Collateral; provided, however, except as provided herein, Lender shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and (v) file any claims or take any action or institute any proceedings which Lender may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Lender with respect to the Collateral.

(b)           Performance by Lender.  If Pledgor fails to perform any agreement or obligation provided herein, Lender may itself perform, or cause performance of, such agreement or obligation, and the expenses of Lender incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Pledgor on demand.

Notwithstanding any other provision herein to the contrary, Lender does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.

9.           Events of Default.  Each of the following constitutes an “Event of Default” under this Agreement:

(a)           Failure to Pay Indebtedness.  The failure, refusal or neglect of Pledgor to make any payment of principal or interest on the Indebtedness, or any portion thereof, as the same shall become due and payable; or

(b)           Non-Performance of Covenants.  The failure of Pledgor or any Obligated Parties to timely and properly observe, keep or perform any covenant, agreement, warranty or condition required herein; or

(c)           Default Under other Loan Documents.  The occurrence of an event of default under the Loan Agreement or any of the other Loan Documents; or

(d)           False Representation.  Any representation contained herein made by Pledgor is false or misleading in any material respect; or

(e)           Collateral.  The Collateral or any portion thereof is taken on execution or other process of law in any action against Pledgor; or  Pledgor abandons the Collateral or any portion thereof; or

(f)           Dilution of Ownership.  The issuer of any securities (other than securities of a class which are publicly traded) constituting Collateral hereafter issues any shares of any class of capital stock (unless immediately upon issuance, additional securities are pledged and delivered to Lender pursuant to the terms hereof to the extent necessary to give Lender a security interest after such issuance in at least the same percentage of such issuer’s outstanding securities as Lender had before such issuance) or any options, warrants or other rights to purchase any such capital stock; or

(g)           Bankruptcy of Issuer.  (i) The issuer of any securities constituting Collateral files a petition for relief under any Debtor Relief Laws, (ii) an involuntary petition for relief is filed against any such issuer under any Debtor Relief Laws and such involuntary petition is not dismissed within thirty (30) days after the filing thereof, or (iii) an order for relief naming any such issuer is entered under any Debtor Relief Laws.

10.         Remedies and Related Rights.  If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Lender, Lender may exercise one or more of the rights and remedies provided in this Section.

(a)           Remedies.  Lender may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

(i)           exercise in respect of the Collateral all the rights and remedies of a Lender under the Code (whether or not the Code applies to the affected Collateral);

(ii)          reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

(iii)         sell or otherwise dispose of, at its office, on the premises of Pledgor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Lender’s power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

(iv)         buy the Collateral, or any portion thereof, at any public sale;

(v)          buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

(vi)         apply for the appointment of a receiver for the Collateral, and Pledgor hereby consents to any such appointment; and

(vii)        at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Lender is entitled to do so under the Code or otherwise.

Pledgor agrees that in the event Pledgor is entitled to receive any notice under the Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Pledgor’s address set forth on the signature page hereof, five (5) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held.  Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Pledgor further acknowledges and agrees that the redemption by Lender of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under the Code.

(b)           Private Sale of Securities.  Pledgor recognizes that Lender may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities laws and that Lender may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof.  Pledgor acknowledges that each any such private sale may be at prices and other terms less favorable then what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Lender shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws.  Pledgor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a “public sale” for the purposes of the Code, notwithstanding that such sale may not constitute a “public offering” under any federal or state securities laws and that Lender may, in such event, bid for the purchase of such securities.

(c)           Application of Proceeds.  If any Event of Default shall have occurred, Lender may at its discretion apply or use any cash held by Lender as Collateral, and any cash proceeds received by Lender in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Lender may elect:

(i)           to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred by Lender in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Lender hereunder;

(ii)          to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

(iii)         to the satisfaction of the Indebtedness;

(iv)         by holding such cash and proceeds as Collateral;

(v)          to the payment of any other amounts required by applicable law (including without limitation, the Code or any other applicable statutory provision); and

(vi)         by delivery to Pledgor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

(d)           Deficiency.  In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Lender are insufficient to pay all amounts to which Lender is legally entitled, Pledgor and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

(e)           Non-Judicial Remedies.  In granting to Lender the power to enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Lender to enforce its rights by judicial process.  Pledgor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm’s length.  Nothing herein is intended to prevent Lender or Pledgor from resorting to judicial process at either party’s option.

(f)           Other Recourse.  Pledgor waives any right to require Lender to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Pledgor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Lender.  Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness.  Pledgor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party.  Until all of the Indebtedness shall have been paid in full, Pledgor shall have no right of subrogation and Pledgor waives the right to enforce any remedy which Lender has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Lender.  Pledgor authorizes Lender, and without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor’s liability hereunder or on the Indebtedness, to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Lender may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

(g)          Voting Rights.  Upon the occurrence of an Event of Default, Pledgor will not exercise any voting rights with respect to securities pledged as Collateral.  Pledgor hereby irrevocably appoints Lender as Pledgor’s attorney-in-fact (such power of attorney being coupled with an interest) and proxy to exercise any voting rights with respect to Pledgor’s securities pledged as Collateral upon the occurrence of an Event of Default.

(h)          Dividend Rights and Interest Payments.  Upon the occurrence of an Event of Default:

(i)           all rights of Pledgor to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain shall automatically cease, and all such rights shall thereupon become vested with Lender which shall thereafter have the sole right to receive, hold and apply as Collateral such dividends and interest payments; and

(ii)           all dividend and interest payments which are received by Pledgor contrary to the provisions of clause (i) of this Subsection shall be received in trust for the benefit of Lender, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to Lender in the exact form received (properly endorsed or assigned if requested by Lender), to be held by Lender as Collateral.

11.           Indemnity.  Pledgor hereby indemnifies and agrees to hold harmless Lender, and its officers, directors, employees, agents and representatives (each an “Indemnified Person”) from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the “Claims”) which may be imposed on, incurred by, or asserted against, any Indemnified Person arising in connection with the Loan Documents, the Indebtedness or the Collateral (including without limitation, the enforcement of the Loan Documents and the defense of any Indemnified Person’s actions and/or inactions in connection with the Loan Documents).  WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH AND/OR ANY OTHER INDEMNIFIED PERSON, except to the limited extent the Claims against an Indemnified Person are proximately caused by such Indemnified Person’s gross negligence or willful misconduct.  If Pledgor or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct.  The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

12.           Miscellaneous.  (a)  Entire Agreement.  This Agreement contains the entire agreement of Lender and Pledgor with respect to the Collateral.  If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such  prior  agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Lender shall continue in full force and effect to secure the Indebtedness unless Lender specifically releases its rights thereunder by separate release.

(b)           Amendment.  No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

(c)           Actions by Lender.  The lien, security interest and other security rights of Lender hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness.  The taking of additional security by Lender shall not release or impair the lien, security interest or other security rights of Lender hereunder or affect the obligations of Pledgor hereunder.

(d)            Waiver by Lender.  Lender may waive any Event of Default without waiving any other prior or subsequent Event of Default.  Lender may remedy any default without waiving the Event of Default remedied.  Neither the failure by Lender to exercise, nor the delay by Lender in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date.  No single or partial exercise by Lender of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time.  No waiver of any provision hereof or consent to any departure by Pledgor therefrom shall be effective unless the same shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified.  No notice to or demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances.

(e)           Costs and Expenses.  Pledgor will upon demand pay to Lender the amount of any and all costs and expenses (including without limitation, attorneys’ fees and expenses), which Lender may incur in connection with (i) the transactions which give rise to the Loan Documents, (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents, (iii) the administration of the Loan Documents, (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (v) the exercise or enforcement of any of the rights of Lender under the Loan Documents, or (vi) the failure by Pledgor to perform or observe any of the provisions hereof.

(f)            GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

(g)           Venue.  This Agreement has been entered into in the county in Texas where Lender’s address for notice purposes is located, and it shall be performable for all purposes in such county.  Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in the county or judicial district where this Agreement has been executed and delivered.

(h)           Severability.  If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

(i)           No Obligation.  Nothing contained herein shall be construed as an obligation on the part of Lender to extend or continue to extend credit to Pledgor.

(j)           Notices.  All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be given in accordance with the terms of the Loan Agreement.

(k)           Binding Effect and Assignment.  This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Pledgor and the heirs, executors, administrators, personal representatives, successors and assigns of Pledgor, and (iii) shall inure to the benefit of Lender and its successors and assigns.  Without limiting the generality of the foregoing, Lender may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party.  Pledgor’s rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Lender.

(l)           Termination.  It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness.  Upon (i) the satisfaction in full of the Indebtedness, (ii) the termination or expiration of any commitment of Lender to extend credit to Pledgor, (iii) written request for the termination hereof delivered by Pledgor to Lender, and (iv) written release delivered by Lender to Pledgor, this Agreement and the security interests created hereby shall terminate.  Upon termination of this Agreement and Pledgor’s written request, Lender will, at Pledgor’s sole cost and expense, return to Pledgor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

(m)           Cumulative Rights.  All rights and remedies of Lender hereunder are cumulative of each other and of every other right or remedy which Lender may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

(n)           Gender and Number.  Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

(o)           Descriptive Headings.  The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

EXECUTED as of the date first written above.

Pledgor’s Address:
5220 Spring Valley Road., Ste. 525
Dallas, Texas 75254

PLEDGOR:

Mesa Energy, Inc.,
a Nevada corporation

By:	/s/ RANDY M. GRIFFIN
Randy M. Griffin
Chief Executive Officer

Lender’s Address:
3811 Turtle Creek Blvd., Suite 150
Dallas, Texas 75219

SCHEDULE A
TO
PLEDGE AND SECURITY AGREEMENT

Collateral

The following property is a part of the Collateral as defined in the Pledge Agreement:

All membership interest owned by Pledgor in Tchefuncte Natural Resources, LLC, a Louisiana limited liability company, and Mesa Gulf Coast, LLC, a Texas limited liability company.

The term Collateral, as used herein, shall also include (i) all certificates, instruments, and other documents evidencing the foregoing; (ii) all renewals, replacements, and substitutions of all of the foregoing; (iii) all Additional Property (as hereinafter defined); and (iv) all PRODUCTS and PROCEEDS of all of the foregoing.  The designation of proceeds does not authorize Pledgor to sell, transfer, or otherwise convey any of the foregoing property.  The delivery at any time by Pledgor to Lender of any property as a pledge to secure payment or performance of any indebtedness or obligation whatsoever shall also constitute a pledge of such property as Collateral hereunder.

Collateral shall also include the following property (collectively, the “Additional Property”) which Pledgor becomes entitled to receive or shall receive in connection with any other Collateral:  (a) any stock or partnership interest certificate, including without limitation, any certificate representing a stock or partnership dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, partnership interests, interest split or spin-off; (b) any option, warrant, subscription or right, whether as an addition to or in substitution of any other Collateral; (c) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (d) any interest, premium or principal payments; and (e) any conversion or redemption proceeds; provided, however, that until the occurrence of an Event of Default, Pledgor shall be entitled to all cash distributions and all interest paid on the Collateral (except interest paid on any certificate of deposit pledged hereunder) free of the security interest created under this Agreement.  All Additional Property received by Pledgor shall be received in trust for the benefit of Lender.  All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Pledgor, together with such instruments of transfer as Lender may request, shall immediately be delivered to or deposited with Lender and held by Lender as Collateral under the terms of this Agreement.  If the Additional Property received by Pledgor shall be shares of stock or other securities, such shares of stock, partnership interests, or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Lender, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Lender.  Lender shall be deemed to have possession of any Collateral in transit to Lender or its agent.